Exhibit 3.415

FROM RICHARDS, FINGER & LAYTON #1	(TUE) 7.14’98 9:57/ST. 9:56/NO. 4861004248 P 1

STATE OF DELAWARE

CERTIFICATE OF FORMATION

OF

TIME WARNER RESCOM OF NEW YORK LLC

The undersigned have executed and filed this Certificate of Formation as authorized persons in order to form Time Warner ResCom of New York LLC (the “Company”) as a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act, and in connection therewith do hereby certify as follows:

FIRST: The name of the Company is Time Warner ResCom of New York LLC.

SECOND: The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801. The name of the Company’s Registered Agent at such address is The Corporation Trust Company.

THIRD: This Certificate of Formation shall be effective at the time of filing with the Delaware Secretary of State.

Date: July 14, 1998.

Time Warner AxS of Rochester, L.P.

By:	Time Warner Communications, General Partner

	By:	Time Warner Communications Holdings Inc., General Partner

		By:	/s/ Gail L. Allaman
		Name:	Gail L. Allaman
		Title:	Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:30 AM 07/14/1998 981271631 – 2919253

FROM RICHARDS, FINGER & LAYTON #1	(TUE) 7.14’98 9:57/ST. 9:56/NO. 4861004248 P 2

Time Warner AxS of New York City, L.P.

By:	Time Warner Communications, General Partner

	By:	Time Warner Communications Holdings Inc., General Partner

		By:	/s/ Gail L. Allaman
		Name:	Gail L. Allaman
		Title:	Vice President

BOULDER:0029892

State of Delaware Secretary of State Division of Corporations Delivered 10:11 AM 09/30/2011 FILED 10:11 AM 09/30/2011 SRV 111057641 – 2919253 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

TIME WARNER RESCOM OF NEW YORK LLC

1.	The name of the limited liability company is Time Warner ResCom of New York LLC.

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is Time Warner Cable Information Services (New York), LLC.

3.	This Certificate of Amendment shall be effective on October 1, 2011.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 30th day of September, 2011.

TWCIS Holdco LLC, sole member,

By:	/s/ Riina Tohvert
Riina Tohvert, Authorized Person

2